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                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549
                                  ----------------

                                      FORM 8-K

                                   CURRENT REPORT

                       PURSUANT TO SECTION 13 or 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported):  March 16, 1999


                               DIEDRICH COFFEE, INC.
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                 (Exact Name of Registrant as Specified in Charter)


           Delaware                  000-21203                 33-0086628
-------------------------------  -----------------  ---------------------------
 (State or Other Jurisdiction       (Commission              (IRS Employer
       of Incorporation)            File Number)          Identification No.)


     2144 Michelson Drive, Irvine, California                    92612
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     (Address of Principal Executive Offices)                  (Zip Code)


     Registrant's telephone number, including area code:  (949) 260-1600
                                                          --------------
                                        N/A
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           (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.   OTHER EVENTS.

ACQUISITION OF COFFEE PEOPLE, INC.

     On March 16, 1999, Diedrich Coffee, Inc. (the "Registrant" or "Diedrich"), signed a definitive agreement to acquire all of the outstanding shares of common stock of Coffee People, Inc. (NASDAQ-MOKA) ("Coffee People"). Under the terms of the agreement, the stockholders of Coffee People will receive $10.75 million in cash, 1,500,000 shares of Diedrich common stock and $12.25 million in cash or a combination of cash and stock based on the net proceeds of a public equity offering planned by Diedrich prior to the closing of the acquisition. The acquisition is subject to certain conditions, including securing financing, completion of the public equity offering by Diedrich upon certain specified terms, receipt of regulatory approvals and approval by the shareholders of Diedrich and Coffee People.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)       EXHIBITS.

          The following exhibits are filed with this report on Form 8-K:


  Exhibit
  Number                                Description
 --------- -------------------------------------------------------------------
   10      Agreement and Plan of Merger, dated as of March 16, 1999, among
           Diedrich Coffee, Inc., CP Acquisition Corp. and Coffee People, Inc.

   99.1    Press Release: "Diedrich Coffee Executes Definitive Agreement to
           Acquire Coffee People," dated March 17, 1999.


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                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         DIEDRICH COFFEE, INC.
                                         a Delaware corporation



Date:  March 25, 1999                    By:  /s/ Ann Wride
                                         ----------------------------------
                                               Ann Wride
                                               Chief Financial Officer


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                                 EXHIBIT INDEX


   Exhibit
   Number                        Description
  --------- -------------------------------------------------
    10      Agreement and Plan of Merger, dated as of March 16,
            1999, among Diedrich Coffee, Inc., CP Acquisition
            Corp. and Coffee People, Inc.

    99.1    Press Release: "Diedrich Coffee Executes Definitive
            Agreement to Acquire Coffee People," dated
            March 17, 1999.


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